UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: MARCH 26, 2008

AMERICAN CRYSTAL SUGAR COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	33-83868; 333-11693; and 333-32251	84-0004720
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

101 NORTH THIRD STREET
MOORHEAD, MN 56560	(218) 236-4400
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02              Departure of Officers and Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2008, the Board of Directors of American Crystal Sugar Company (the “Company”) elected Teresa Warne as the Company’s Controller, Chief Accounting Officer, Assistant Treasurer and Assistant Secretary.  Prior to joining the Company, Ms. Warne was the Director of Accounting with Caribou Coffee Co. at its corporate headquarters in Brooklyn Center, Minnesota.  Ms. Warne previously was employed with Northwest Airlines and held the positions of Business Unit Manager and Assistant Controller/Senior Financial Analyst.  Additionally, she has been a Senior Auditor with Larson, Allen Weishair & Co., in Minneapolis, Minnesota.

Item  7.01              Regulation FD Disclosure

The Company announced to its shareholders in a letter dated March 27, 2008, that the forecasted average gross beet payment for the 2007 crop of sugarbeets is currently projected at $41.00 per ton, unchanged from the projection announced in November 2007.   The actual gross beet payment for the 2007 crop will necessarily differ from the current estimate to reflect final Company operations and selling prices for the Company’s products during fiscal year 2008.

The Company also announced in the letter that the Company’s Board of Directors has set the planting tolerance for the 2008 crop year at .83 acres per Preferred Share, with a planting tolerance of plus or minus .02 (.81 minimum and .85 maximum).  Based on current market conditions and processing capacity, the Company estimates planting tolerances for the 2009 crop year and beyond to be in the range of .80 - .90 acres per Preferred Share.  The Board of Directors retains the authority to continue to adjust planting levels up or down throughout the year depending on circumstances that develop.

This report contains forward-looking statements and information based upon assumptions by the Company’s management.  These forward-looking statements can be identified by the use of forward-looking terminology such as “expects”, “believes”, “will” or similar verbs or expressions.  If any of management’s assumptions prove incorrect or should unanticipated circumstances arise, the Company’s actual results could materially differ from those anticipated by such forward-looking statements.  The differences could be caused by a number of factors or combination of factors, including, but not limited to, those factors influencing the Company and its business which are described in  “Risk Factors” section contained in the Company’s Annual Report on Form 10-K for fiscal year 2007.  Readers are urged to consider these factors when evaluating any forward-looking statement.  The Company undertakes no obligation to update any forward-looking statements in this report to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CRYSTAL SUGAR COMPANY

Dated:	March 27, 2008	/s/ Thomas S. Astrup
		By:	Thomas S. Astrup
		Its:	Vice President Finance and Chief Financial Officer